UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2004

Bay View Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14879	94-3078031

(Commission File Number)	(IRS Employer Identification No.)
1840 Gateway Drive, San Mateo, CA	94404

(Address of Principal Executive Offices)	(Zip Code)

(650) 312-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant’s Certifying Accountant.

     On September 23, 2004, the Audit Committee of the Board of Directors of Bay View Capital Corporation (the “Company”) appointed, effective immediately, Grant Thornton LLP as the Company’s principal accountant for the fiscal year ending December 31, 2004.

     During the Company’s two most recent fiscal years and the subsequent interim period through September 23, 2004, neither the Company nor anyone acting on its behalf consulted with Grant Thornton LLP with respect to:

•	the application of accounting principles to a specified transaction, either completed or proposed;

•	the type of audit opinion that might be rendered on the Company’s financial statements; or

•	any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY VIEW CAPITAL CORPORATION

Date: September 29, 2004	By:	/s/ John Okubo Name: John Okubo Title: Executive Vice President, CFO

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